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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 AMENDMENT NO. 1

                                   FORM 8-K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): July 3, 1997


                                 TIMELINE, INC.
             (Exact name of Registrant as specified in its charter)


            WASHINGTON                    1-13524                91-1590734
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                        3055 112TH AVENUE N.E., STE. 106
                               BELLEVUE, WA 98004
                    (Address of principal executive offices)


                                 (206) 822-3140
                         (Registrant's telephone number)



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         This amendment to the Registrant's Current Report on Form-8/A amends
Item 7 to add the pro forma financial statement information required to be filed.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 3, 1997, the Registrant finalized the sale of a majority interest in its European subsidiary, Timeline Europe Limited ("Timeline Europe"), for $609,000. Michael Evans, the managing director of Timeline Europe, formed an investment group for the purpose of the transaction and, together with an outside investor, acquired a majority ownership in Timeline Europe. The Registrant retains a 12.5 percent ownership interest in Timeline Europe. The parties entered into a Subscription Agreement to effect the transaction, a copy of which has previously been filed as an exhibit to the Registrant's Current Report on Form 8-K filed July 17, 1997.

         In connection with the transaction and pursuant to the Subscription Agreement, the parties entered into a Distributorship Agreement and Source Code License, pursuant to which the Registrant granted to Timeline Europe licenses to certain intellectual property rights of the Registrant. In connection with such licenses, Timeline Europe is obligated to pay certain license, distribution and maintenance fees to the Registrant and the Registrant has retained a license to certain derivatives of its technology which may be created by Timeline Europe. In addition, Timeline Europe has issued a debenture to the Registrant which evidences and secures the repayment of certain debts owed by Timeline Europe to the Registrant and the Registrant has also entered into a tax indemnity agreement whereby it has agreed to indemnify Timeline Europe from certain taxes or claims against Timeline Europe that occurred prior to the closing of the transaction. The Registrant has given certain warranties regarding the status of Timeline Europe as of the closing, which warranties have been secured by a pledge of the Registrant's interest in its Timeline Europe shares, made in favor of the principal investor.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information.

                  (i) Pro forma consolidated balance sheet as of June 30, 1997

                  (ii)Pro forma consolidated statement of operations for the three months ended June 30, 1997 (iii) Notes to pro forma consolidated balance sheet and pro forma consolidated statement of operations

         (c)      Exhibits.

                  **Subscription Agreement by and among Timeline, Inc., Timeline Europe Limited, Jean Harvey, and the Managers (as defined in the Subscription Agreement)

                  ** Incorporated by reference to Form 8-K filed on July 17,
                  1997



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated the 25th day of August, 1997.



                                    TIMELINE, INC.


                                    By:  /s/ Charles R. Osenbaugh
                                        ----------------------------------------
                                             Charles R. Osenbaugh
                                             President, Chief Executive Officer
                                             and Chief Financial Officer








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                                 TIMELINE, INC.

                         PRO FORMA FINANCIAL INFORMATION


         The following unaudited pro forma consolidated balance sheet as of June 30, 1997 and the pro forma consolidated statement of operations for the three months ended June 30, 1997 give effect to the disposition by the Registrant of a majority ownership interest in Timeline Europe Limited on July 3, 1997, as if the disposition had occurred on June 30, 1997.

         The pro forma statements have been prepared by management of the Registrant based on the historical financial statements of the Registrant. The unaudited pro forma financial statements are provided for informational purposes only and do not purport to represent what the Registrant's financial condition and results of operations would have been as of, and for the three months ended, June 30, 1997, respectively, had the disposition taken place on the dates indicated above, or to project the Registrant's financial position or results of operations of any future date or period. The pro forma statements reflect all adjustments that are, in the opinion of management of the Registrant, reasonable and necessary for a fair statement of the results for the periods presented. In information should be read in conjunction with the Registrant's Form 10-KSB for the year ended March 31, 1997 and the Registrant's Form 10-QSB for the quarter ended June 30, 1997.








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                                 TIMELINE, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEETS

                               As of June 30, 1997


                                                                                     Pro forma
                                                                 June 30, 1997     June 30, 1997
                                                                  (unaudited)       (unaudited)
                                                                 -------------     -------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                    $    53,581       $    52,809
     Short-term investments                                              --                --
     Accounts receivable, net of allowance of $81,092               1,014,290           840,202
     Prepaid expenses and other                                       219,335           131,808
         Note receivable                                                 --             608,198
                                                                   -----------       -----------
         Total current assets                                       1,287,206         1,633,017
PROPERTY AND EQUIPMENT, net of accumulated depreciation of
     $1,577,960 and $1,568,086                                        674,942           653,512
CAPITALIZED SOFTWARE COSTS, net of  accumulated amortization
     of $529,938 and $529,938                                         712,607           678,995
OTHER ASSETS                                                           34,206            26,351
INVESTMENT IN TIMELINE EUROPE                                            --             254,360
                                                                  -----------       -----------
         TOTAL ASSETS                                             $ 2,708,961       $ 3,246,235
                                                                  ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable                                             $   771,733       $   430,110
     Accrued expenses                                                 534,534           333,505
     Line of credit                                                   448,172           287,420
     Deferred revenue                                                 449,381           399,328
     Current portion of long-term debt                                559,054           521,870
     Current portion of capital lease                                  41,346            41,346
                                                                  -----------       -----------
         Total current liabilities                                  2,804,220         2,013,579
         Total liabilities                                          2,804,220         2,013,579
                                                                  -----------       -----------

STOCKHOLDERS' EQUITY:
     Common stock                                                      32,165            32,165
     Additional paid-in capital                                     9,285,463         9,285,463
     Unearned ESOP shares                                            (390,834)         (390,834)
     Stock subscription receivable                                    (95,603)          (95,603)
     Foreign currency adjustment                                      (71,986)             --
     Accumulated deficit                                           (8,854,464)       (7,598,535)
                                                                  -----------       -----------
         Total stockholders' equity                                   (95,259)        1,232,656
                                                                  -----------       -----------
         Total liabilities & stockholders' equity                 $ 2,708,961       $ 3,246,235
                                                                  ===========       ===========




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                                 TIMELINE, INC.

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                    For the Three Months Ended June 30, 1997


                                                                                    Pro forma
                                                                June 30, 1997     June 30, 1997
                                                                 (unaudited)       (unaudited)
                                                                -------------     -------------
REVENUES:
     Software license                                            $   202,141       $   202,141
     Software development                                            120,800           120,800
     Maintenance                                                     234,317           234,317
     Consulting                                                      269,444           269,444
     Other                                                             8,061             8,061
                                                                 -----------       -----------
         Total revenues                                              834,763           834,763

COST OF REVENUES:                                                    459,922           459,922
                                                                 -----------       -----------
     Gross profit                                                    374,841           374,841

OPERATING EXPENSES:
     Sales and marketing                                             319,671           319,671
     Research and development                                        163,678           163,678
     General and administrative                                      476,583           476,583
     Depreciation                                                     62,305            62,305
                                                                 -----------       -----------
         Total operating expenses                                  1,022,237         1,022,237
                                                                 -----------       -----------
         Income (loss) from operations                              (647,396)         (647,396)

GAIN ON DISPOSITION OF MAJORITY INTEREST IN TIMELINE EUROPE
                                                                        --           1,327,914

OTHER INCOME (EXPENSE):
     Interest income                                                     906               906
     Interest expense                                                (36,345)          (36,345)
                                                                 -----------       -----------
         Net income (loss)                                       $  (682,835)      $   645,079
                                                                 ===========       ===========

Net income per common and common equivalent share                $     (0.22)      $      0.21
                                                                 ===========       ===========

Weighted average common and common equivalent shares
     outstanding                                                   3,140,953         3,140,953
                                                                 ===========       ===========




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NOTES TO PRO FORMA FINANCIAL STATEMENTS OF TIMELINE, INC.:

         On July 3, 1997, the Registrant finalized the sale of a majority ownership interest in its European subsidiary, Timeline Europe Limited. The effect of this transaction is to cause Timeline Europe to no longer be consolidated with the Registrant for financial reporting purposes. Consequently, previously recognized losses of Timeline Europe are no longer consolidated and intercompany transactions are no longer eliminated in consolidation. The pro forma financial statements reflect the following adjustments:

Pro Forma Consolidated Balance Sheets:

         (a) Elimination of all assets and liabilities of Timeline Europe in consolidation;

         (b) Recognition of intercompany accounts receivable of $68,590;

         (c) Recognition of notes receivable in the amount of $608,198, reflecting monies due Registrant from Timeline Europe; said amounts reflecting previous advances to Timeline Europe which were historically eliminated in consolidation;

         (d) Recognition of an asset "Investment in Timeline Europe" which represents previous amounts advanced by Registrant to Timeline Europe and which were forgiven in exchange for the issuance of additional shares of stock in Timeline Europe;

         (e) Elimination of $71,986 of foreign currency adjustments previously required in consolidation;

         (f) Adjustment to Accumulated Deficit in the amount of $1,255,928 to recognize the income effect of the transaction, other than the foreign currency adjustment.

Pro Forma Consolidated Statements of Operations:

         The result of no longer consolidating the financial statements of Timeline Europe is shown under "Gain on Disposition of Majority Interest in Timeline Europe" on the pro forma consolidated statements of operations.